UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2011 (May 3, 2011)
LOJACK CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-8439	04-2664794

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Lowder Brook Drive, Suite 1000, Westwood, Massachusetts	02090

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 781-251-4700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 3, 2011, LoJack Corporation, or the Company, issued a press release setting forth the Company’s results of operations and financial condition for the first quarter ended March 31, 2011. A copy of the Company’s press release is furnished as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
99.1   Press Release, dated May 3, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOJACK CORPORATION (Registrant)
By:	/s/ Kathleen P. Lundy
Kathleen P. Lundy
Vice President and General Counsel

Date: May 3, 2011